OPPENHEIMER QUEST FOR VALUE FUNDS

Oppenheimer Quest Opportunity Value FundSM

Supplement dated November 14, 2011 to the

Prospectus dated February 28, 2011

This supplement amends the Prospectus, dated February 28, 2011, of Oppenheimer Quest Opportunity Value FundSM (the “Fund”), a series of Oppenheimer Quest for Value Funds, and is in addition to any other supplement(s).

1. The section titled “Portfolio Manager,” on page 6, is deleted in its entirety and is replaced with the following:

Portfolio Manager. Michelle Borré has been portfolio manager of the Fund since November 14, 2011.

2. The section titled “Portfolio Manager,” beginning on page 12, is deleted in its entirety and is replaced with the following:

Portfolio Manager. The Fund's portfolio is managed by Michelle Borré, who is primarily responsible for the day-to-day management of the Fund's investments. Ms. Borré has been portfolio manager of the Fund since November 2011.

Ms. Borré, CFA, has been a Vice President of the Manager since April 2003 and was a Senior Research Analyst of the Manager from February 2003 to April 2009. She held various positions, including Managing Director and Partner, at J&W Seligman between July 1996 and January 2003. Ms. Borré was an Adjunct Assistant Professor of Finance and Economics at Columbia Business School from 2003 to 2005 and served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School from 2004 to 2005. She is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts she manages and her ownership of Fund shares.

November 14, 2011

PS0236.033